Exhibit 99.1
Global Cash Access Reports Second Quarter 2010 Results
Las Vegas, NV — August 4, 2010 — Global Cash Access Holdings, Inc. (the “Company”) (NYSE:GCA) today announced financial results for the quarter ended June 30, 2010.
Quarterly and Recent Business Highlights:
•	Cash EPS of $0.16

•	Revenue of $157.2 million

•	Approval from the Nevada Gaming Control Board to begin a product field trial of its new QuikTicket product in Nevada.
“While conditions in the gaming industry remain challenging we’ve continued to pursue our product and service innovation strategy and believe that this is positioning the Company well for the long-term. We believe our market position, breath of products and our ever increasing focus on innovation and customer service continues to position us well for the future.” said Scott Betts, the Company’s president and chief executive officer. “We are very pleased with the approval by Nevada Gaming Control Board of QuikTicket and look forward to getting it into the market for testing.”
Fiscal Second Quarter 2010 Results
Revenue was $157.2 million, a decrease of 9.1% over the $173.0 million in revenue recorded in the same quarter last year. Revenues during the quarter were adversely impacted by the continued weakness in the gaming sector and consumer revolving credit. Operating income was $13.7 million, a decrease of 29.0% over the $19.3 million recognized in the prior year’s second quarter. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) (see Non-GAAP Financial Information below) were $17.8 million, a decrease of 25.2% compared to the same period in the prior year’s second quarter. Income from continuing operations in the second quarter of 2010 was $5.9 million, down 35.2% from the second quarter of 2009. Diluted earnings per share from continuing operations were $0.09 in the second quarter of 2010 (on 67.9 million diluted shares) as compared to $0.12 in the second quarter of 2009 (on 79.0 million diluted shares). Cash EPS were $0.16 in the second quarter of 2010, an 11.1% decrease from the $0.18 reported in the prior year’s second quarter.
2010 Outlook
The Company’s initial guidance was based on a stabilization of the segment trends in the first half of 2010 with modest improvement in the second half of 2010. Results through July now indicate that while the rate of same store declines has slowed, the Company is now forecasting continued declines for the remainder of 2010. For this reason the Company is lowering its annual guidance for GAAP EPS to between $0.40 and $0.43, and Cash EPS to between $0.69 and $0.72.
The foregoing expectations reflect the following assumptions:
An effective tax rate for the full year of approximately 38%;
Cash outlays for capital expenditures of approximately $7 to $9 million;
Fully diluted shares outstanding for the full year of approximately 67.5 to 68.5 million shares;
The expiration/non-renewal of the Company’s largest customer contract effective November 2010; and
The redemption of $25 million in senior subordinated notes in the fourth quarter of 2010.
Investor Conference Call and Webcast
The Company will host an investor conference call to discuss its second quarter 2010 results today at 5:00 p.m. ET. The conference call can be accessed live over the phone by dialing (800) 474-8920 or for international callers (719) 457-2677. A replay will be available one hour after the call and can be accessed by dialing (888) 203-1112 or (719) 457-0820 for international callers; the conference ID is 2830434. The call will be webcast live from the Company’s website at www.gcainc.com under the investor relations section.
Non-GAAP Financial Information
In order to enhance investor understanding of the underlying trends in our business and to provide for better comparability between periods in different years, the Company is providing EBITDA, adjusted EBITDA and Cash EPS on a supplemental basis. Reconciliations between GAAP measures and non-GAAP measures and between actual results and adjusted results are provided at the end of this press release. EBITDA, adjusted EBITDA and Cash EPS are not measures of financial performance under United States Generally Accepted Accounting Principles (“GAAP”). Accordingly, they should not be considered a substitute for net income, operating income or other income or cash flow data prepared in accordance with GAAP.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements included in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “going forward,” “believes,” “intends,” “expects,” “forecasts,” “anticipate,” “plan,” “seek,” “estimate” and similar expressions also identify forward-looking statements. Forward-looking statements in this press release include, without limitation, (a) our belief that our product and service innovation strategy is positioning us well for the long term; (b) our belief in our innovation and our ability to increasingly improve customer service; (c) our ability to receive all of the approvals required to test QuikTicket and that such testing will be completed successfully; (d) our belief that timing and the extent of a recovery, if any, in the markets we serve remains unclear and that this uncertainty will continue for the foreseeable future; (e) our 2010 revenue, diluted earnings per share, and Cash EPS expectations and the assumptions upon which they are based; (f) our expectation that our effective tax rate for the full year 2010 will be approximately 38%; (g) our expectation that cash outlays for capital expenditures will be between approximately $7 and $9 million; (h) our assumption that there will be approximately 67.5 to 68.5 million diluted shares outstanding; and (i) our belief that EBITDA, adjusted EBITDA, and Cash EPS are widely-referenced financial measures in the financial markets and our belief that references to the foregoing is helpful to investors.
Our beliefs, expectations, forecasts, objectives, anticipations, intentions and strategies regarding the future, including without limitation those concerning expected operating results, revenues and earnings are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from results contemplated by the forward-looking statements, including but not limited to: (a) unexpected issues with the development or commercialization of new products and services and the failure of gaming operators to employ such products; (b) unexpected inability to meet customer needs or accomplish our innovation objectives; (c) unexpected regulatory issues with QuikTicket or our inability to timely test the product; (d) unexpected changes in the market and economic conditions; (e) reduced demand for or increased competition with our products and services that affects our 2010 revenue, diluted earnings per share, Cash EPS and EBITDA; (f) with respect to our expectation that our effective tax rate will be approximately 38% for the full year 2010 (i) incurrence of expenses that are not deductible for tax purposes, and (ii) the entry into business lines or foreign countries with tax structures different from the ones we are currently subject to; (g) unexpected events that may require capital expenditures to materially differ from those expected; (h) unanticipated share issuances or redemptions, and (i) inaccuracies in our assumptions as to the financial measures that investors use or the manner in which such financial measures may be used by such investors.
The forward-looking statements in this press release are subject to additional risks and uncertainties set forth under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission, including, without limitation, our registration statement on Form S-1 (No. 333-133996), our Annual Report filed on Form 10-K (No. 001-32622) on March 15, 2010, and are based on information available to us on the date hereof. We do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.
About Global Cash Access Holdings, Inc.
Las Vegas-based Global Cash Access, Inc. (“GCA”), a wholly owned subsidiary of Global Cash Access Holdings, Inc., is a leading provider of cash access products and related services to over 1,100 casinos and other gaming properties in the United States, Europe, Canada, the Caribbean, Central America and Asia. GCA’s products and services provide gaming patrons access to cash through a variety of methods, including ATM cash withdrawals, point-of-sale debit card transactions, credit card cash advances, check verification and warranty services, and Western Union money transfers. GCA also provides products and services that improve credit decision-making, automate cashier operations and enhance patron marketing activities for gaming establishments. With its proprietary database of gaming patron credit history and transaction data on millions of gaming patrons worldwide, GCA is recognized for successfully developing and deploying technological innovations that increase client profitability, operational efficiency and customer loyalty. More information is available at GCA’s Web site at www.gcainc.com.
CONTACT:

Investor Relations	Media Relations
Don Duffy, ICR	Liz Brady, ICR
203-682-8215	646-277-1226
IR@gcamail.com	lbrady@icrinc.com

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except par value)
(unaudited)

	June 30,	December 31,
	2010	2009

ASSETS

Cash and cash equivalents	$62,148	$84,768
Restricted cash and cash equivalents	470	369
Settlement receivables	6,326	11,001
Other receivables, net	18,731	24,523
Inventory	5,279	—
Prepaid and other assets	8,453	10,415
Property, equipment and leasehold improvements, net	18,917	19,419
Goodwill	184,779	174,354
Other intangibles, net	25,632	28,154
Deferred income taxes	141,351	148,764

Total assets	$472,086	$501,767

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:
Settlement liabilities	$53,602	$61,313
Accounts payable	32,185	28,482
Accrued expenses	19,701	16,813
Borrowings	224,250	249,750

Total liabilities	329,738	356,358

COMMITMENTS AND CONTINGENCIES (NOTE 5)

STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 500,000 shares authorized and 84,837 and 83,344 shares issued at June 30, 2010 and December 31, 2009, respectively.	85	83
Preferred stock, $0.001 par value, 50,000 shares authorized and 0 shares outstanding at June 30, 2010 and December 31, 2009, respectively.	—	—
Additional paid in capital	193,356	183,486
Retained earnings	84,136	71,302
Accumulated other comprehensive income	2,010	2,190
Treasury stock, at cost, 18,596 and 15,404 shares at June 30, 2010 and December 31, 2009, respectively.	(137,239)	(111,564)

Total Global Cash Access Holdings, Inc. stockholders’ equity	142,348	145,497
Minority interest	—	(88)

Total stockholders’ equity	142,348	145,409

Total liabilities and stockholders’ equity	$472,086	$501,767

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(amounts in thousands, except per share)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
REVENUES

Cash Advance	$63,956	$74,792	$129,968	$156,158
ATM	80,631	84,619	162,409	171,041
Check Services	7,914	10,501	15,588	21,328
Central Credit and other revenues	4,649	3,059	7,697	6,118

Total revenues	157,150	172,971	315,662	354,645

Cost of revenues (exclusive of depreciation and amortization)	(120,017)	(129,497)	(239,667)	(266,666)
Operating expenses	(19,338)	(19,666)	(38,296)	(40,128)
Amortization	(1,723)	(2,109)	(3,689)	(4,329)
Depreciation	(2,343)	(2,410)	(4,759)	(4,962)

OPERATING INCOME	13,729	19,289	29,251	38,560

INTEREST INCOME (EXPENSE)
Interest income	37	85	79	199
Interest expense	(4,178)	(4,654)	(8,540)	(9,422)

Total interest expense	(4,141)	(4,569)	(8,461)	(9,223)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX PROVISION	9,588	14,720	20,790	29,337

INCOME TAX PROVISION	(3,643)	(5,593)	(7,900)	(11,148)

INCOME FROM CONTINUING OPERATIONS, NET OF TAX	5,945	9,127	12,890	18,189

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—	12	—	44

NET INCOME	5,945	9,139	12,890	18,233
PLUS: NET INCOME (LOSS) ATTRIBUTABLE TO MINORITY INTEREST	(61)	19	(56)	33

NET INCOME ATTRIBUTABLE TO GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES	5,884	9,158	12,834	18,266

Foreign currency translation, net of tax	(218)	597	(180)	451

COMPREHENSIVE INCOME	$5,666	$9,755	$12,654	$18,717

Basic net income per share of common stock:
Continuing operations	$0.09	$0.12	$0.19	$0.24

Discontinued operations	$—	$—	$—	$—

Basic net income per share of common stock:	$0.09	$0.12	$0.19	$0.24

Diluted net income per share of common stock:
Continuing operations	$0.09	$0.12	$0.19	$0.23

Discontinued operations	$—	$—	$—	$—

Diluted net income per share of common stock:	$0.09	$0.12	$0.19	$0.23

Weighted average number of common shares outstanding:
Basic	65,836	76,934	66,782	77,470
Diluted	67,926	79,020	68,869	78,168

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,945	$9,138	$12,890	$18,233
Adjustments to reconcile net income to cash provided by operating activities:
Amortization of financing costs	243	243	486	486
Amortization of intangibles	1,723	2,145	3,689	4,412
Depreciation	2,342	2,412	4,759	4,963
Provision for bad debts	1,350	1,553	2,802	4,210
Loss on sale of or disposal of assets	95	26	(48)	26
Stock-based compensation	2,216	2,199	4,336	4,039
Changes in operating assets and liabilities:	—	—
Settlement receivables	94	1,825	18,381	16,411
Other receivables, net	(2,382)	(3,912)	2,114	769
Inventory	58	—	58	—
Prepaid and other assets	1,541	1,234	1,905	1,106
Deferred income taxes	3,542	2,830	7,647	8,227
Settlement liabilities	1,232	(3,566)	(21,419)	(36,101)
Accounts payable	(3,531)	(6,310)	2,969	(1,256)
Accrued expenses	7,193	2,589	2,355	(1,355)

Net cash provided by operating activities	21,661	12,406	42,924	24,170

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under credit facility	(25,000)	—	(25,000)	—
Repayments under credit facilty	(250)	(250)	(500)	(15,500)
Proceeds from exercise of stock options	3,348	193	5,538	193
Purchase of treasury stock	(25,135)	(36,140)	(25,675)	(36,160)

Net cash used in financing activities	(47,037)	(36,197)	(45,637)	(51,467)

CASH FLOWS FROM INVESTING ACTIVITIES:
Certegy Gaming Acquisition, net of cash	(15,352)	—	(15,352)	—
Purchase of property, equipment and leasehold improvements	(3,057)	(547)	(3,819)	(2,352)
Purchase of other intangibles	(631)	(776)	(1,027)	(1,194)
Other	(101)	353	(101)	(268)

Net cash used in investing activities	(19,141)	(970)	(20,299)	(3,814)

continued

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	$57	$(1,874)	$392	$(2,020)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(44,460)	(26,635)	(22,620)	(33,131)

CASH AND CASH EQUIVALENTS — Beginning of period	106,608	70,652	84,768	77,148

CASH AND CASH EQUIVALENTS — End of period	$62,148	$44,017	$62,148	$44,017

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest	$1,142	$1,121	$8,564	$9,361

Cash paid for taxes, net of refunds	$115	$2,858	$359	$2,905

OTHER DATA:

	2010	2009	2010	2009

Aggregate dollar amount processed (in billions):
Cash advance	$1.3	$1.5	$2.6	$3.1
ATM	3.5	3.8	7.1	7.7
Check warranty	0.3	0.4	0.6	0.8

Number of transactions completed (in millions):
Cash advance	2.7	3.0	5.5	6.2
ATM	20.1	21.6	40.7	44.0
Check warranty	1.3	1.7	2.6	3.5

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
Reconciliation of Diluted Cash Earnings Per Share from
Continuing Operations to Diluted Earnings Per Share
from Continuing Operations, and Operating Income to EBITDA
(amounts in thousands)
(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2010	2009	2010	2009
Reconciliation of income from continuing operations to diluted cash earning

Income from continuing operations, net of tax	$5,945	$9,127	$12,890	$18,189
Plus: deferred tax amortization related to acquired goodwill	4,969	4,578	9,937	9,937

Cash earnings	$10,914	$13,705	$22,827	$28,126

Diluted cash earnings per share from continuing operations	$0.16	$0.17	$0.33	$0.36

Reconciliation of operating income to EBITDA Operating income	$13,729	$19,289	$29,251	$38,560
Plus: amortization	1,723	2,109	3,689	4,329
depreciation	2,343	2,410	4,759	4,962

EBITDA	$17,795	$23,808	$37,699	$47,851

Weighted average number of common shares outstanding Diluted	67,926	79,020	68,869	78,168